Purchase Obligations	12 Months Ended
Dec. 31, 2025
Purchase Obligations
Purchase Obligations

(D.8) Purchase Obligations

€ millions	2025	2024
Contractual obligations for acquisition of property, plant, and equipment and intangible assets	344	270
Other purchase obligations	8,300	9,322
Purchase obligations	8,644	9,592

The contractual obligations for acquisition of property, plant, and equipment and intangible assets relate primarily to the purchase of hardware, software, patents, office equipment, and vehicles. The remaining obligations relate mainly to cloud services, marketing, consulting, maintenance, license agreements, and other third-party agreements. The decrease is mainly due to payments made for cloud infrastructure services. Historically, the majority of such purchase obligations have been realized.

Maturities

12/31/2025
€ millions	Purchase Obligations
Due 2026	2,574
Due 2027 to 2030	5,928
Due thereafter	142
Total	8,644